SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 _____________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
________________

Date of Report (Date of earliest event reported): June 23, 2005

Alpharma Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8593 (Commission File Number)	22-2095212 (IRS Employer Identification)

One Executive Drive, Fort Lee, New Jersey 07024 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (201) 947-7774

Not Applicable
______________________________________________ (Former name or former address, if changed since last report)

Item 1.01 Entry into a Material Definitive Agreement.

Restricted Stock Unit Awards

On June 23, 2005, at the recommendation of the Compensation Committee of the Board of Directors (the "Board") of Alpharma Inc. (the "Company"), the Board approved the annual 2005 restricted stock unit awards for the non-executive members of the Board as of such date. The awards consist of restricted stock units granted pursuant to the Alpharma Inc. 2003 Omnibus Incentive Compensation Plan.

The following table sets forth the restricted stock unit awards granted to the non-executive members of the Board.
NAME	AWARD

Einar W. Sissener, Chairman of the Board	7,500 Restricted Stock Units
Finn Berg Jacobsen	5,835 Restricted Stock Units
Glen E. Hess	5,000 Restricted Stock Units
William I. Jacobs	5,000 Restricted Stock Units
Jill Kanin-Lovers	5,000 Restricted Stock Units
Ramon M. Perez	5,000 Restricted Stock Units
Robert Thong	5,000 Restricted Stock Units
Peter G. Tombros	5,000 Restricted Stock Units
Farah M. Walters	5,000 Restricted Stock Units

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

ALPHARMA INC.
(Registrant)

By /s/    Robert F. Wrobel

Name:   Robert F. Wrobel
Title:   Secretary

Date: June 27, 2005